SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.







                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : April 25, 2002


                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   California                      333-22997                      94-3076294
 --------------             ----------------------             ----------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification No)
incorporation)





                               133 Copeland Street
                               Petaluma, CA 94952
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 (707) 778-8900
                          -----------------------------
                         (Registrant's telephone number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 25, 2002 Spectrum Organic Products, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Acirca, Inc. ("Acirca") pursuant to which the Company sold certain product lines to Acirca related to the Company's Industrial Ingredients business based in Aptos, California (the "disposition"). Acirca has been, and may continue to be, a customer of the Company. The business disposed of was the Organic Ingredients business in fruits, vegetables, concentrates and purees as well as certain private label products. The total consideration received by the Company was $3,020,135 in cash, which included $1,270,135 paid in consideration for saleable inventory sold to Acirca, subject to post-closing adjustments. Also included in the total amount of consideration paid to the Company was $250,000 which was deposited into an escrow account to be applied towards indemnity claims of Acirca or, to the extent not utilized for any indemnity claims of Acirca, released to the Company in two equal installments on August 30, 2002 and December 31, 2002. The aggregate amount of consideration was determined following negotiations between the Company and Acirca and is set forth in the Agreement.

In addition to the Agreement, the Company has also entered into a Transition Services Agreement and a Sales Representation Agreement with Acirca. Under the Transition Services Agreement, the Company will continue to provide order entry, billing, credit and collection, accounting, financial reporting and information system services for the business disposed of in exchange for a fee of 3% of the net sales of the business. It is anticipated that these transition services will be required for approximately 90 days.

Under the Sales Representation Agreement, Acirca personnel will assist the Company with the sale of certain ingredient inventories related to the disposed business which Acirca did not purchase at the closing. The Company will pay Acirca a sales commission of 3% of the net proceeds collected from the sale of these inventories in exchange for the sales representation services.

Finally, the Company has also entered into an employment termination agreement and a consulting agreement with John Battendieri, a Director of the Company. Mr. Battendieri was formerly Vice President - Business Development and headed the Company's private label operations. As a result of the disposition, the Company has ended the employment relationship with Mr. Battendieri and instead has entered into a consulting agreement under which Mr. Battendieri will continue to direct the Company's sales efforts for the private label product lines that were not purchased by Acirca.

ITEM 5.  OTHER EVENTS

Also on April 25, 2002 a tragic industrial accident occurred at the Company's manufacturing facility located at 133 Copeland Street, Petaluma, California in which two employees died, most likely due to asphyxiation, during regular routine maintenance of empty oil tanks. Like many other manufacturers the Company uses Argon, an inert gas, to eliminate oxygen from its oils during the filtering and de-bittering process, which in turn prevents oxidation and provides for a longer shelf life. Argon gas is not dangerous unless present in excessive quantities, thereby depriving a person of sufficient oxygen to breathe.

While the complete details of how the accident occurred are unknown at this time, initial indications are that the tanks had not been properly vented long enough before the men entered the tanks to clean them. The Company had safety protocols and procedures in place regarding the proper venting of the tanks and both men had performed the same routine tank maintenance many times in the past. An investigation is currently underway by the State of California Division of Occupational Safety and Health ("Cal-OSHA"), the Petaluma Police Department and the Sonoma County District Attorney's office. The Company is cooperating with these authorities in every way.

On May 2, 2002 the Company was authorized by Cal-OSHA to resume production and the filtering and de-bittering process of its oils, with the caveat that entry into the tanks for any reason is prohibited until further notice.

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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

     On April 25, 2002 the Company sold its Organic Ingredients business and certain private label product lines to Acirca, Inc., an unrelated third party, in a transaction approved by unanimous vote of the Company's disinterested members of the Board of Directors. The assets disposed of included inventories and goodwill associated with the Organic Ingredients business in fruits, vegetables, concentrates and purees headquartered in Aptos, California and certain private label products sold to key retailers. Trade accounts receivable related to the disposed business were not sold. The Spectrum industrial ingredient product lines, which include industrial oils, vinegar and nutritional supplements were also not part of the disposition.

     Pro forma financial information is presented below which discloses the changes necessary to the balance sheet at December 31, 2001 as if the transaction was consummated on that date, and to the statement of operations for the year ended December 31, 2001 as if the transaction had occurred on January 1, 2001. The pro forma results for the statement of operations excludes material non-recurring charges directly attributable to the transaction (see Note 13).



                                    SPECTRUM ORGANIC PRODUCTS, INC.
                                             BALANCE SHEET
                                           December 31, 2001

                                                ASSETS

                                                                          (Unaudited)
                                                         Consolidated   Disposition of   (Unaudited)
                                                          Results As    Product Lines     Pro Forma
                                                           Reported        Inc/(Dec)       Results
                                                         ------------    ------------    ------------
Current Assets:
   Cash                                                  $      1,200    $       (200)   $      1,000
   Accounts receivable, net                                 3,427,900            --         3,427,900
   Inventories, net (Note 2)                                5,966,600      (1,258,800)      4,707,800
   Other current assets (Note 2)                               68,900          (6,100)         62,800
                                                         ------------    ------------    ------------
     Total Current Assets                                   9,464,600      (1,265,100)      8,199,500

Property and Equipment, net (Note 3)                        3,239,000         (10,500)      3,228,500

Other Assets:
   Goodwill, net (Note 4)                                   1,470,200      (1,470,200)           --
   Other assets, net                                          126,000            --           126,000
                                                         ------------    ------------    ------------
Total Assets                                             $ 14,299,800    $ (2,745,800)   $ 11,554,000
                                                         ============    ============    ============

                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Bank overdraft                                        $    546,400    $       --      $    546,400
   Line of credit (Note 5)                                  4,598,800      (2,770,100)      1,828,700
   Accounts payable, trade (Note 6)                         3,676,600         125,000       3,801,600
   Accrued expenses                                           904,300            --           904,300
   Current maturities of notes payable, former
     Stockholder                                              281,300            --           281,300
   Current maturities of notes payable and capitalized
     Lease obligations                                        375,200            --           375,200
   Current maturities of notes payable, stockholders          111,700            --           111,700
                                                         ------------    ------------    ------------
     Total Current Liabilities                             10,494,300      (2,645,100)      7,849,200

Notes payable, former stockholder, less current
  Maturities                                                  811,200            --           811,200
Notes payable, stockholders, less current maturities          671,300            --           671,300
Notes payable and capitalized lease obligations, less
  Current maturities                                          225,500            --           225,500
                                                         ------------    ------------    ------------
Total Liabilities                                          12,202,300      (2,645,100)      9,557,200
                                                         ------------    ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no
     Shares issued or outstanding                                --              --              --
   Common stock, no par value, 60,000,000 shares
     Authorized, 45,698,661 issued and outstanding          9,373,700            --         9,373,700
   Accumulated deficit (Note 13)                           (7,276,200)       (100,700)     (7,376,900)
                                                         ------------    ------------    ------------
Total Stockholders' Equity                                  2,097,500        (100,700)      1,996,800
                                                         ------------    ------------    ------------
Total Liabilities and Stockholders' Equity               $ 14,299,800    $ (2,745,800)   $ 11,554,000
                                                         ============    ============    ============


                              The accompanying notes are an integral part
                                     of the financial statements.

                                                   5




                              SPECTRUM ORGANIC PRODUCTS, INC.
                                  STATEMENT OF OPERATIONS
                           For the Year Ended December 31, 2001



                                                            (Unaudited)
                                              Audited         Disposed      (Unaudited)
                                              Results         Product        Pro Forma
                                            As Reported        Lines          Results
                                            ------------    ------------    ------------
Net Sales (Note 7)                          $ 41,384,000    $  8,046,200    $ 33,337,800
Cost of Goods Sold (Note 7)                   30,009,700       6,646,000      23,363,700
                                            ------------    ------------    ------------
Gross Profit                                  11,374,300       1,400,200       9,974,100
                                            ------------    ------------    ------------
Operating Expenses:
   Sales and Marketing (Note 8)                6,156,100       1,307,500       4,848,600
   General and Administrative (Note 9)         3,194,900          81,300       3,113,600
     Loss on Sale of Product Lines             4,803,200            --         4,803,200
     Loss on Goodwill Writedown (Note 10)        950,000         950,000            --
   Amortization of Goodwill (Note 11)            520,700         248,500         272,200
                                            ------------    ------------    ------------
   Total Operating Expenses                   15,624,900       2,587,300      13,037,600
                                            ------------    ------------    ------------
Loss from Operations                          (4,250,600)     (1,187,100)     (3,063,500)
                                            ------------    ------------    ------------
Other Income (Expense):
   Interest Expense (Note 12)                   (912,800)       (188,800)       (724,000)
   Other Income (Expense)                        (42,400)           --           (42,400)
                                            ------------    ------------    ------------
Total Other Expenses, Net                       (955,200)       (188,800)       (766,400)
                                            ------------    ------------    ------------

Loss Before Income Taxes                      (5,205,800)     (1,375,900)     (3,829,900)
Provision for Income Tax Expense                    --              --              --
                                            ------------    ------------    ------------
Net Loss                                    $ (5,205,800)   $ (1,375,900)   $ (3,829,900)
                                            ============    ============    ============

Basic and Fully Diluted Loss Per Share      $      (0.12)                   $      (0.08)
                                            ============                    ============
Weighted Average Shares Outstanding           45,278,517                      45,278,517
                                            ============                    ============


                        The accompanying notes are an integral part
                               of the financial statements.

                                            6

SPECTRUM ORGANIC PRODUCTS, INC.
NOTES TO FINANCIAL STATEMENTS

1.   Basis of Presentation

     These are unaudited pro forma financial statements and include all adjustments which, in the opinion of Management, are necessary in order to make the pro forma financial statements not misleading. These financial statements have been prepared in accordance with the instructions to Form 8-K and do not include certain disclosures required by accounting principles generally accepted in the United States of America. The Company does not presently manage its operations by business segment, and does not prepare internal financial statements by business segment for use by Management. Accordingly, general and administrative expenses and interest expense have been allocated to the disposed product lines based on specific assumptions disclosed in the Notes to Financial Statements. Pro forma results for the year ended December 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002 or future periods.

2.   Inventories and Other Current Assets

     The adjustment of $1,258,800 reflects the sale of inventories associated with the transaction, principally inventories of raw materials, finished products and packaging materials associated with the product lines sold. Other current assets sold were principally office lease deposits.

3.   Property and Equipment

     The adjustment of $10,500 reflects the sale of property and equipment associated with the transaction, principally office furniture and fixtures and computer hardware.

4.   Goodwill

     The adjustment of $1,470,200 reflects the elimination of the remaining net goodwill associated with the Company's acquisition of Organic Ingredients in October, 1999.

5.   Line of Credit

     The adjustment of $2,770,100 reflects the net cash proceeds, excluding escrowed funds of $250,000, which were applied against the Company's line of credit.

6.   Accounts Payable

     The adjustment of $125,000 reflects the estimated transaction costs incurred, principally investment banking and legal fees associated with executing the transaction. The investment banking fee of $75,500 was paid to Moore Consulting, a sole proprietorship operated by Phillip Moore, a non-executive director of the Company. Moore Consulting has provided merger, acquisition and divestiture services to the Company for several years. The fee paid represented 2.5% of the total transaction value and, in the opinion of Management, is fair, reasonable and consistent with terms the Company could have obtained from unaffiliated third parties.

7.   Results of Operations

     The adjustments entered for net sales of $8,046,200 and cost of goods sold of $6,646,000 in the statement of operations reflect the elimination of the reported sales and cost of goods sold directly associated with the disposed product lines.

8.   Sales and Marketing

     The adjustment of $1,307,500 reflects the elimination of sales and marketing expenses directly attributable to the Aptos personnel associated with the disposed product lines, less $120,000 which is the estimated consulting fees and related expenses expected to be incurred by the Company with regards to the ongoing private label sales efforts. As a result of the disposition, the Company's headcount has been reduced by eleven full-time employees.

9.   General and Administrative

     The adjustment of $81,300 reflects the elimination of two positions from the Company's centralized finance and administration in Petaluma, California as a result of the disposition.

10.  Loss on Goodwill Writedown

     The Company was in negotiations for the sale of the Organic Ingredients product lines prior to filing its annual report on Form 10-K for the year ended December 31, 2001. Since the sale price had been agreed upon by the parties prior to the filing, the Company knew that the OI unamortized goodwill remaining at December 31, 2001 was impaired by approximately $950,000. Accordingly, the Company accrued the loss on the goodwill impairment at December 31, 2001. The elimination of that loss from the pro forma results allows the Company to present the pro forma loss from the continuing operations of the Company before nonrecurring charges directly attributable to the disposition.

11.  Amortization of Goodwill

     The adjustment of $248,500 reflects the elimination of the goodwill amortization expense associated with the reverse acquisition of Organic Ingredients, Inc. in October 1999, which resulted in goodwill of $2,982,200 which was being amortized to expense over a twelve year life.

12.  Interest Expense

     The adjustment of $188,800 reflects the elimination of estimated interest expense associated with the additional borrowing base available under the Company's revolving line of credit before the sale of inventories and collection of trade accounts receivable associated with the disposed product lines.

13.  Material Nonrecurring Items

     The pro forma results on the statement of operations is intended to present the continuing operations of the Company, before nonrecurring charges directly attributable to the disposition. These nonrecurring items consist primarily of the goodwill writedown of $950,000 and investment banking and legal fees associated with executing the transaction of approximately $125,000. These nonrecurring items are reflected in the pro forma balance sheet as of December 31, 2001. As discussed in Note 10, substantially all of the realized loss from the disposition had been accrued at December 31, 2001 as an impairment of goodwill. Accordingly, the $100,700 adjustment to accumulated deficit in the pro forma balance sheet reflects additional net costs of the disposition, primarily transaction fees.



(c) Exhibits

     2.10 Asset Purchase Agreement dated April 25, 2002 by and among Spectrum Organic Products, Inc., Organic Ingredients, Inc. and Acirca, Inc.

     2.11 Escrow and Security Agreement dated April 25, 2002 by and among Spectrum Organic Products, Inc., Organic Ingredients, Inc. and Webster Trust Company, NA.

     2.12 Transition Services Agreement dated April 25, 2002 by and between Spectrum Organic Products, Inc. and Acirca, Inc.

     2.13 Non-competition Agreement dated April 25, 2002 by and among Spectrum Organic Products, Inc., Organic Ingredients, Inc., Jethren Phillips, and Neil Blomquist.

     2.14 Sales Representative Services Agreement dated April 25, 2002 by and between Spectrum Organic Products, Inc. and Organic Ingredients, Inc.

     2.15 Assignment and Assumption Agreement dated April 25, 2002 by and between Spectrum Organic Products, Inc. and Organic Ingredients, Inc.

     99.02 Press release of the Company dated May 1, 2002 titled "Spectrum Organic Products Reports Sale of Organic Ingredients".


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 9, 2002                          Spectrum Organic Products, Inc.

                                            /s/  Robert B. Fowles
                                            -------------------------------
                                                 Robert B. Fowles
                                                 Duly Authorized Officer &
                                                 Chief Financial Officer

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